                                                      MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------
02/13/2001  16:27:35  CARVE Version 513.0
/u/margol/deal/msdwc_00-TOP1/010213/TOP1.4AAAs.0213.carve
MSDWCI     MSDWCI     SERIES 2001-TOP1 (RED)     CLASS A1
--------------------------------------------------------------------------------
Class                    A1
Delay                    14
Payment Freq             Monthly
Yield Day Count          30/360
Yield Freq               SemiAnnual
Yield Table Date         02/13/2001

Cusip                    N/A
First Payment Date       03/15/2001
Next Payment Date        03/15/2001
Settlement Date          02/23/2001
Interest Freq            Monthly
Credit Rating            AAA/AAA

Dated Date               02/01/2001
Factor                   1.00000000
Current Balance          65,000,000.00
Coupon                   5.80000
Market Desc              N/A

Original Balance         65,000,000.00
Lead Manager             Morgan Stanley & Co.
Orig Deal Size           1,156,426,170.00
Num of Tranches          22
Deal Age                 0

TREASURY CURVE

1 4.7197      2  4.6648   5  4.8438   10  5.0543   30  5.4248

SWAP CURVE

2 yr  62.2500   3 yr  71.5000   5 yr  82.0000   7 yr 89.7500   10 yr 92.5000   20 yr 100.2500   30 yr 84.7500

Prepay                              CPR 0        (!YM) CPR 25     (!YM) CPR 50     (!YM) CPR 75     (!YM) CPR 100
------------------------------------------------------------------------------------------------------------------
Price / Yield
 99/16                              5.964            6.018            6.048            6.065             6.081
 99/18                              5.942            5.996            6.025            6.041             6.056
 99/20                              5.921            5.974            6.002            6.018             6.032
 99/22                              5.900            5.951            5.979            5.994             6.008
 99/24                              5.879            5.929            5.956            5.971             5.983
 99/26                              5.858            5.907            5.933            5.947             5.959
 99/28                              5.836            5.885            5.910            5.924             5.934
 99/30                              5.815            5.863            5.888            5.900             5.910
100/00                              5.794            5.840            5.865            5.877             5.886
100/02                              5.773            5.818            5.842            5.854             5.862
100/04                              5.752            5.796            5.819            5.830             5.837
100/06                              5.731            5.774            5.796            5.807             5.813
100/08                              5.710            5.752            5.773            5.784             5.789
100/10                              5.689            5.730            5.751            5.760             5.765
100/12                              5.668            5.708            5.728            5.737             5.741
100/14                              5.647            5.686            5.705            5.714             5.716
100/16                              5.626            5.664            5.682            5.691             5.692
Average Life                         3.40             3.23             3.13             3.06              2.94
First Prin                     03/15/2001       03/15/2001       03/15/2001       03/15/2001        03/15/2001
Last Prin                      11/15/2005       10/15/2005       10/15/2005       10/15/2005        08/15/2005
Payment Window                         57               56               56               56                54
Accrual Factor                     0.3544           0.3544           0.3544           0.3544            0.3544
Mod Duration @ 100/00                2.95             2.81             2.72             2.66              2.56
Spread Interp. @ 100/00               105              110              113              115               116

                                                                     Page 1 of 4
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U. K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------
02/13/2001  16:27:35  CARVE Version 513.0
/u/margol/deal/msdwc_00-TOP1/010213/TOP1.4AAAs.0213.carve
MSDWCI     MSDWCI     SERIES 2001-TOP1 (RED)     CLASS A2
--------------------------------------------------------------------------------
Class                    A2
Delay                    14
Payment Freq             Monthly
Yield Day Count          30/360
Yield Freq               SemiAnnual
Yield Table Date         02/13/2001

Cusip                    N/A
First Payment Date       03/15/2001
Next Payment Date        03/15/2001
Settlement Date          02/23/2001
Interest Freq            Monthly
Credit Rating            AAA/AAA

Dated Date               02/01/2001
Factor                   1.00000000
Current Balance          203,500,000.00
Coupon                   6.10000
Market Desc              N/A

Original Balance         203,500,000.00
Lead Manager             Morgan Stanley & Co.
Orig Deal Size           1,156,426,170.00
Num of Tranches          22
Deal Age                 0

TREASURY CURVE

1 4.7197      2  4.6648   5  4.8438   10  5.0543   30  5.4248

SWAP CURVE

2 yr  65.2500   3 yr  71.5000   5 yr  82.0000   7 yr 89.7500   10 yr 92.5000   20 yr 100.2500   30 yr 84.7500

Prepay                              CPR 0        (!YM) CPR 25     (!YM) CPR 50     (!YM) CPR 75     (!YM) CPR 100
------------------------------------------------------------------------------------------------------------------
Price / Yield
 99/16                              6.235            6.247            6.252            6.255             6.258
 99/18                              6.222            6.233            6.238            6.241             6.243
 99/20                              6.208            6.219            6.224            6.226             6.229
 99/22                              6.194            6.205            6.210            6.212             6.215
 99/24                              6.181            6.191            6.196            6.198             6.200
 99/26                              6.167            6.178            6.182            6.184             6.186
 99/28                              6.154            6.164            6.168            6.170             6.172
 99/30                              6.140            6.150            6.154            6.156             6.157
100/00                              6.126            6.136            6.140            6.142             6.143
100/02                              6.113            6.122            6.126            6.128             6.129
100/04                              6.099            6.109            6.112            6.114             6.115
100/06                              6.086            6.095            6.098            6.100             6.100
100/08                              6.072            6.081            6.084            6.086             6.086
100/10                              6.059            6.067            6.071            6.072             6.072
100/12                              6.045            6.053            6.057            6.058             6.058
100/14                              6.032            6.040            6.043            6.044             6.043
100/16                              6.018            6.026            6.029            6.030             6.029
Average Life                         5.70             5.59             5.54             5.51              5.40
First Prin                     03/15/2001       03/15/2001       03/15/2001       03/15/2001        03/15/2001
Last Prin                      09/15/2009       09/15/2009       09/15/2009       09/15/2009        07/15/2009
Payment Window                        103              103              103              103               101
Accrual Factor                     0.3728           0.3728           0.3728           0.3728            0.3728
Mod Duration @ 100/00                4.59             4.51             4.47             4.44              4.36
Spread Interp. @ 100/00               125              127              127              128               128


                                                                     Page 2 of 4
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U. K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------
02/13/2001  16:27:35  CARVE Version 513.0
/u/margol/deal/msdwc_00-TOP1/010213/TOP1.4AAAs.0213.carve
MSDWCI     MSDWCI     SERIES 2001-TOP1 (RED)     CLASS A3
--------------------------------------------------------------------------------
Class                    A3
Delay                    14
Payment Freq             Monthly
Yield Day Count          30/360
Yield Freq               SemiAnnual
Yield Table Date         02/13/2001

Cusip                    N/A
First Payment Date       03/15/2001
Next Payment Date        03/15/2001
Settlement Date          02/23/2001
Interest Freq            Monthly
Credit Rating            AAA

Dated Date               02/01/2001
Factor                   1.00000000
Current Balance          138,500,000.00
Coupon                   6.27000
Market Desc              N/A

Original Balance         138,500,000.00
Lead Manager             Morgan Stanley & Co.
Orig Deal Size           1,156,426,170.00
Num of Tranches          22
Deal Age                 0

TREASURY CURVE

1 4.7197      2  4.6648   5  4.8438   10  5.0543   30  5.4248

SWAP CURVE

2 yr  65.2500   3 yr  71.5000   5 yr  82.0000   7 yr 89.7500   10 yr 92.5000   20 yr 100.2500   30 yr 84.7500

Prepay                              CPR 0        (!YM) CPR 25     (!YM) CPR 50     (!YM) CPR 75     (!YM) CPR 100
------------------------------------------------------------------------------------------------------------------
Price / Yield
 99/24                              6.354            6.355            6.354            6.354             6.354
 99/26                              6.342            6.343            6.342            6.342             6.342
 99/28                              6.330            6.331            6.330            6.330             6.330
 99/30                              6.319            6.319            6.318            6.318             6.317
100/00                              6.307            6.307            6.306            6.306             6.305
100/02                              6.295            6.295            6.295            6.294             6.293
100/04                              6.284            6.284            6.283            6.282             6.281
100/06                              6.272            6.272            6.271            6.271             6.269
100/08                              6.260            6.260            6.259            6.259             6.257
100/10                              6.249            6.248            6.247            6.247             6.245
100/12                              6.237            6.237            6.236            6.235             6.234
100/14                              6.225            6.225            6.224            6.223             6.222
100/16                              6.214            6.213            6.212            6.212             6.210
100/18                              6.202            6.201            6.200            6.200             6.198
100/20                              6.191            6.190            6.189            6.188             6.186
100/22                              6.179            6.178            6.177            6.176             6.174
100/24                              6.167            6.166            6.165            6.165             6.162
Average Life                         6.78             6.70             6.67             6.66              6.55
First Prin                     11/15/2005       10/15/2005       10/15/2005       10/15/2005        08/15/2005
Last Prin                      09/15/2009       09/15/2009       09/15/2009       09/15/2009        07/15/2009
Payment Window                         47               48               48               48                48
Accrual Factor                     0.3832           0.3832           0.3832           0.3832            0.3832
Mod Duration @ 100/08                5.34             5.28             5.26             5.26              5.18
Spread Interp. @ 100/08               134              134              135              135               135


                                                                     Page 3 of 4
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U. K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------
02/13/2001  16:27:35  CARVE Version 513.0
/u/margol/deal/msdwc_00-TOP1/010213/TOP1.4AAAs.0213.carve
MSDWCI     MSDWCI     SERIES 2001-TOP1 (RED)     CLASS A4
--------------------------------------------------------------------------------
Class                    A4
Delay                    14
Payment Freq             Monthly
Yield Day Count          30/360
Yield Freq               SemiAnnual
Yield Table Date         02/13/2001

Cusip                    N/A
First Payment Date       03/15/2001
Next Payment Date        03/15/2001
Settlement Date          02/23/2001
Interest Freq            Monthly
Credit Rating            AAA

Dated Date               02/01/2001
Factor                   1.00000000
Current Balance          575,962,000.00
Coupon                   6.45000
Market Desc              N/A

Original Balance         575,962,000.00
Lead Manager             Morgan Stanley & Co.
Orig Deal Size           1,156,426,170.00
Num of Tranches          22
Deal Age                 0

TREASURY CURVE

1 4.7197      2  4.6648   5  4.8438   10  5.0543   30  5.4248

SWAP CURVE

2 yr  62.2500   3 yr  71.5000   5 yr  82.0000   7 yr 89.7500   10 yr 92.5000   20 yr 100.2500   30 yr 84.7500

Prepay                              CPR 0        (!YM) CPR 25     (!YM) CPR 50     (!YM) CPR 75     (!YM) CPR 100
------------------------------------------------------------------------------------------------------------------
Price / Yield
100/00                              6.501            6.501            6.501            6.501             6.501
100/02                              6.492            6.492            6.492            6.492             6.492
100/04                              6.484            6.483            6.483            6.483             6.483
100/06                              6.475            6.475            6.475            6.474             6.474
100/08                              6.466            6.466            6.466            6.466             6.465
100/10                              6.457            6.457            6.457            6.457             6.456
100/12                              6.448            6.448            6.448            6.448             6.447
100/14                              6.439            6.439            6.439            6.439             6.438
100/16                              6.430            6.430            6.430            6.430             6.429
100/18                              6.421            6.421            6.421            6.421             6.420
100/20                              6.412            6.412            6.412            6.412             6.411
100/22                              6.404            6.403            6.403            6.403             6.402
100/24                              6.395            6.395            6.395            6.394             6.393
100/26                              6.386            6.386            6.386            6.385             6.384
100/28                              6.377            6.377            6.377            6.377             6.375
100/30                              6.368            6.368            6.368            6.368             6.366
100/00                              6.359            6.359            6.359            6.359             6.357
Average Life                         9.65             9.64             9.63             9.61              9.47
First Prin                     09/15/2009       09/15/2009       09/15/2009       09/15/2009        07/15/2009
Last Prin                      01/15/2011       01/15/2011       01/15/2011       01/15/2011        12/15/2010
Payment Window                         17               17               17               17                18
Accrual Factor                     0.3942           0.3942           0.3942           0.3942            0.3942
Mod Duration @ 100/16                6.98             6.98             6.97             6.96              6.89
Spread Interp. @ 100/16               139              139              139              139               140


                                                                     Page 4 of 4
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U. K. SECURITIES AND FUTURES AUTHORITY.